Summary Prospectus

January 31, 2023, as amended on February 17, 2023

Growth & Income Fund

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund, including its statement of additional information (SAI) and most recent reports to shareholders, online at fund.timothyplan.com or gi-i.timothyplan.com. You can also get this information at no cost by calling 800-846-7526 or by sending an e-mail request to fulfillment@ultimusfundsolutions.com. This Summary Prospectus incorporates by reference the Fund’s entire prospectus and SAI, each dated January 31, 2023.

INVESTMENT OBJECTIVE

The investment objective of this Fund is to provide total return through a combination of growth and income and preservation of capital in declining markets.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses you may pay if you buy and hold shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a percentage of the value of your investment)

Class I
Management Fee	0.85%
Distribution/Service (12b-1 Fees)	0.00%
Other Expenses	0.84%
Acquired Funds Fees and Expenses (1)	0.32%
Total Annual Fund Operating Expenses (before fee waivers/reimbursements)	2.01%
Fee Waivers and/or Expense Reimbursements (2)(3)(4)	-0.57%
Total Annual Fund Operating Expenses (after fee waivers/expense reimbursements) (5)	1.44%

(1)	Acquired Funds Fees and Expenses are the indirect costs of investing in other investment companies. Total Annual Fund Operating Expenses do not correlate to the ratio of average net assets in the Financial Highlights Table, which reflects the operating expenses of the Fund and does not include Acquired Funds Fees and Expenses

(2)	As described in the "Who Manages Your Money" section of the Fund's prospectus beginning on page 60, Timothy Partners, Ltd ("TPL") has contractually agreed, through January 28, 2024, to waive fifteen basis points (15bps) of the management fee paid by the Trust for the non-ETF holdings.

(3)	Also as described in the "Management of the Fund," Timothy Partners, Ltd ("TPL") has contractually agreed to waive the management fee with respect to any portion of the Fund's assets estimated to be attributable to investments in money market funds, other equity and fixed income mutual funds and exchange-traded funds managed by TPL or its affiliates that have a contractual management fee, through January 28, 2024.
(4)	The contractual agreements may be terminated upon 90 days' notice by a majority of the non-interested trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Fund.
(5)	The fees have been restated to reflect current expenses and may not correlate to the Financial Highlights in the Annual Report.

SUMMARY PROSPECTUS

(CLASS I) / 1

EXAMPLE:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 YEARS	10 Years
$147	$575	$1,030	$2,292

Your costs for this share class would be the same whether or not you redeem your shares at the end of any period.

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. During the Fund's most recent fiscal year, the Fund's portfolio turnover rate was 60% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

To achieve its goal, the Fund will invest varying percentages of the Fund's total assets in the investment allocations set forth below:

■	To achieve its goals, the Fund primarily invests in equity securities, including affiliated Exchange Traded Funds ("ETF's"), and in fixed income securities. The Fund will normally hold both equity securities and fixed income securities, with at least 25% of its assets in equity securities and at least 25% of its assets in fixed income securities. The Advisor is responsible for determining the allocation of Fund assets to be invested in equity and fixed income securities. The Advisor will adjust those allocations from time to time in response to market changes

■	The Fund's fixed income holdings are U.S. government securities, corporate bonds, municipal bonds and/or sovereign bonds of any maturity, as well as ETFs that invest primarily in such securities. Any non-US government securities in the Fund's portfolio consist primarily of issues rated "Baa2" or better by Moody's Investors Service, Inc. ("Moody's") or "BBB" or better by Standard & Poor's Ratings Group ("S&P") and unrated securities determined by the Advisor to be of equivalent quality, as well as high quality money market instruments.

■	The Fund's fixed income Investment Manager reviews the various sectors looking for historical patterns of undervalue or overvalue in an effort to identify appropriate fixed income securities to purchase. The Investment Manager also analyzes interest rate risk in the bond market and makes adjustments in the maturities of bonds to adjust for this risk. Lastly, if a bond is being downgraded, or the company has other issues that may affect the bond, the Investment Manager reviews it to see if the bond should be sold.

■	The Fund's fixed income portfolio's duration is adjusted based on a regularly conducted analysis of the interest rate risk. Typically, the duration of the Fund's bond portfolio runs between 1 and 8 years. The Investment Manager shortens portfolio durations when its research indicates a rising interest rate environment to preserve capital.

■	The Fund's equity securities are sold when such considerations as valuation, earnings and relative price strength are determined to warrant a sale. The Advisor reviews a stock if there is a major change in its corporate structure or management.

■	The Fund will not invest in Excluded Securities. Excluded Securities are securities issued by any company that is involved in the production or wholesale distribution of alcohol, tobacco, or gambling equipment, gambling enterprises, or which is involved, either directly or indirectly, in abortion or pornography, or promoting anti-family entertainment or unbiblical lifestyles.

SUMMARY PROSPECTUS

(CLASS I) / 2

PRINCIPAL RISKS OF INVESTING IN THE FUND

The Fund's investments are subject to the following principal risks:

General Risk. As with most other mutual funds, you can lose money by investing in this Fund. Share prices fluctuate from day-to-day, and when you sell your shares, they may be worth less than you paid for them.

Stock Market Risk. Overall stock market risks may affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels, and political events affect the securities markets. When the value of the Fund's investments goes down, your investment in the Fund decreases in value and you could lose money.

Fixed Income Risk. The Fund invests in fixed income securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund's fixed income securities generally will decline, and those securities with longer terms generally will decline more. Your investment will decline in value if the value of the Fund's investments decreases. There is a risk that issuers and counterparties will not make payments on fixed income securities and repurchase agreements held by the Fund. Such defaults could result in losses to the Fund. Securities with lower credit quality have a greater risk of default. In addition, the credit quality of securities held by the Fund may be lowered if an issuer's financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security.

Management Risk. The Advisor's judgments about the attractiveness, value and potential appreciation of a particular asset class or individual security in which the Fund invests may prove to be incorrect. The Fund may experience losses regardless of the overall performance of the market.

Small Cap Company Risk. Smaller capitalization companies may experience higher failure rates than do larger capitalization companies. In addition, smaller companies may be more vulnerable to economic, market and industry changes. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term. Such companies may have limited product lines, markets or financial resources and may lack management depth. The trading volume of securities of smaller capitalization companies is normally less than that of larger capitalization companies, and therefore may disproportionately affect their market price, tending to make them fall more in response to selling pressure than is the case with larger capitalization companies. Some small capitalization stocks may be illiquid. These risks may be enhanced for micro-cap securities. Many micro-cap companies tend to be new and have no proven track record. Some of these companies have no assets or operations, while others have products and services that are still in development or have yet to be tested in the market. Because micro-cap stocks trade in low volumes, any size of trade can have a large percentage impact on the price of the stock.

Foreign Investment Risk. Foreign investing involves risks not typically associated with U.S. investments. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information, and more volatile or less liquid securities markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, foreign tax laws, and potential difficulties in enforcing contractual obligations. Foreign accounting may be less transparent than U.S. accounting practices and foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

Municipal Securities Risk. The power or ability of an issuer to make principal and interest payments on municipal securities may be materially adversely affected by economic conditions, litigation or other factors. The Fund's right to receive principal and interest payments may be subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, as well as laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal and/or interest or imposing other constraints upon the enforcement of such obligations. In addition, substantial changes in federal income tax laws could cause municipal security prices to decline because the demand for municipal securities is strongly influenced by the value of tax exempt income to investors.

Sovereign Debt Risk. The Fund may invest in sovereign debt obligations. Investment in sovereign debt obligations involves special risks not present in corporate debt obligations. The issuer of the sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt, and the Fund's net asset value, may be more volatile than prices of U.S. debt obligations.

Exchange Traded Fund Risk. An ETF may trade at a discount to its net asset value. Investors in the Fund will indirectly bear fees and expenses charged by the underlying ETFs in which the Fund invests, in addition to the Fund's direct fees and expenses. The Fund will also incur brokerage costs when it purchases shares of ETFs. In addition, the Fund will be affected by losses of the underlying ETF and the level of risk arising from the investment practices of the underlying ETF.

SUMMARY PROSPECTUS

(CLASS I) / 3

Excluded Security Risk. Because the Fund does not invest in Excluded Securities and will divest itself of securities that are subsequently discovered to be ineligible, the Fund may be riskier than other funds that invest in a broader array of securities.

Investing In Other Funds Risk. The Fund invests in the securities of other investment companies. To the extent that the Fund invests in other mutual funds, exchange traded funds and other commingled funds, it will indirectly bear the expenses of those funds, which will cause the Fund's return to be lower.

Cybersecurity Risks. Despite the various protections utilized by the Fund and its service providers, systems, networks, or devices utilized by the Fund potentially can be breached. The Fund and its shareholders could be negatively impacted as a result of a cybersecurity breach.

PAST PERFORMANCE

The following bar chart and table provide some indication of the risks of investing in the Fund by showing the variability of the Fund's performance from year to year and by comparing the Fund's performance to a broad-based index. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. More up-to-date returns are available on the Fund's website at fund.timothyplan.com, or by calling the Fund at (800) 846-7526.

Year-by-year Annual Total Returns for Class I Shares

(for calendar years ending on December 31)

Best Quarter	Worst Quarter
Dec-20	Mar-20
8.55%	-16.50%

Average Annual Total Returns

(for periods ending on December 31, 2022)

Growth & Income	Class I
	1 Year	5 Year	Since Inception (3)
Return before taxes	-9.96%	1.28%	2.36%
Return after taxes on distributions (1)	-11.50%	0.62%	1.92%
Return after taxes on distributions and sale of shares (1)	-4.77%	0.95%	1.81%
Timothy Growth and Income Fund Blended Index (2) (reflects no deduction for fees, expenses or taxes)	-9.47%	4.39%	6.10%

SUMMARY PROSPECTUS

(CLASS I) / 4

(1)	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(2)	The Timothy Growth & Income Fund Blended Index reflects an unmanaged portfolio of 40% of the BB Barclays U.S. Aggregate Bond Index and 60% of the Russell 1000 Value Index.

(3)	The Fund commenced investment operations on October 1, 2013.

Investment Advisor

Timothy Partners, Ltd.

Sub-Advisor

Effective May 1, 2019, Barrow, Hanley, Mewhinney & Strauss, LLC ("Barrow Hanley") serves as Investment Manager to the fixed income allocation of the Fund's investment portfolio.

Portfolio Managers

Art Ally, President and Chief Investment Officer of Timothy Partners, Ltd., manages the equity allocation of the Fund's investment portfolio and determines the allocations between equity and fixed income investments since May 1, 2019.

Mr. J. Scott McDonald, CFA, Mr. Mark Luchsinger (1), CFA, and Ms. Deborah A Petruzzelli, have served the Fund since May 2019.

Mr. Justin A. Martin, CFA, and Mr. Matthew K. Routh, CFA, have served the fund since 2021.

(1)	Mark C. Luchsinger, CFA is retiring and will no longer serve as a portfolio manager to the Growth and Income Fund effective April 30, 2023.

Purchase and Sale of Shares

You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business. Class I shares are only available to fee-based investment advisors for the benefit of their clients, institutional investors, and certain investment platforms. The minimum initial purchase or exchange into the Fund ranges from $100,000 to $0, depending upon account type. The minimum subsequent investment amount ranges from $25,000 to $0, depending upon account type. The Fund shares are redeemable on any business day by contacting your financial advisor, or by written request to the Fund, by telephone, or by wire transfer.

Tax Information

The Fund’s distributions are taxable and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred account, such as a 401(k) plan, individual retirement account (IRA) or 529 college savings plan. Tax-deferred arrangements may be taxed later upon withdrawal of monies from those accounts.

Payment to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

SUMMARY PROSPECTUS

(CLASS I) / 5